UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2023

NVR, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-12378	54-1394360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11700 Plaza America Drive, Suite 500
Reston, Virginia 20190
(Address of principal executive offices) (Zip Code)

(703) 956-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NVR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a)of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 2, 2023, NVR, Inc. held its Annual Meeting of Shareholders. There were 3,247,521 shares of NVR’s common stock eligible to vote at the Annual Meeting. The following are the matters voted upon at the Annual Meeting and the final results of the votes on such matters:
1. Election of all directors for one-year terms:

	Votes For	Votes Against	Abstentions	Broker Non-votes
Paul C. Saville	2,753,162	82,590	527	148,404
C.E. Andrews	2,630,067	205,192	1,020	148,404
Sallie B. Bailey	2,806,898	28,376	1,005	148,404
Thomas D. Eckert	2,742,451	92,806	1,022	148,404
Alfred E. Festa	2,389,359	445,397	1,523	148,404
Alexandra A. Jung	2,816,842	18,349	1,088	148,404
Mel Martinez	2,751,596	83,637	1,046	148,404
David A. Preiser	2,662,834	172,383	1,062	148,404
W. Grady Rosier	2,733,580	101,596	1,103	148,404
Susan Williamson Ross	2,631,276	204,017	986	148,404

2. Ratification of the appointment of KPMG LLP as Independent Auditor for the year ending December 31, 2023:

Votes For	Votes Against	Abstentions
2,796,316	187,206	1,161

3. Approval, in a non-binding advisory vote, of the compensation of NVR’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-votes
2,124,416	700,353	11,510	148,404

4. Non-binding advisory vote on the frequency of future advisory votes regarding the approval of the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstentions	Broker Non-votes
2,697,571	13,879	107,169	17,660	148,404
Based on the results of the vote, and consistent with the recommendation of the Board of Directors, the Board of Directors has determined to hold an advisory vote on executive compensation each year until the next required advisory vote on the frequency of advisory votes on executive compensation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVR, Inc.

Date: May 3, 2023	By:	/s/ Daniel D. Malzahn
Daniel D. Malzahn
Senior Vice President, Chief Financial Officer and Treasurer